UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

EDISON INTERNATIONAL

(Exact name of registrant as specified in its charter)

California	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 976)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

(626) 302-2222

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item  5.07Submission of Matters to a Vote of Security Holders.

At Edison International's ("EIX") Annual Meeting of Shareholders on April 28, 2022, three matters were submitted to a vote of the shareholders: (1) the election of eleven directors; (2) ratification of the independent registered public accounting firm; and (3) an advisory vote to approve executive compensation;

Shareholders elected eleven nominees to the Board of Directors. Each of the eleven Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Jeanne Beliveau-Dunn	318,781,878	1,743,813	591,667	19,226,197
Michael C. Camuñez	318,105,783	2,137,931	873,644	19,226,197
Vanessa C.L. Chang	308,034,769	12,492,247	590,342	19,226,197
James T. Morris	317,564,295	2,560,819	992,244	19,226,197
Timothy T. O’Toole	318,084,200	2,274,533	758,625	19,226,197
Pedro J. Pizarro	319,109,239	1,429,369	578,750	19,226,197
Marcy L. Reed	319,412,679	1,097,013	607,666	19,226,197
Carey A. Smith	318,709,832	1,770,772	636,754	19,226,197
Linda G. Stuntz	316,639,990	3,851,311	626,057	19,226,197
Peter J. Taylor	315,694,671	4,625,740	796,947	19,226,197
Keith Trent	318,842,336	1,625,139	649,883	19,226,197

The proposal to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
331,163,893	8,525,764	653,898	N/A

The advisory vote to approve executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
299,269,411	20,471,931	1,376,016	19,226,197

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: April 29, 2022